SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2005

COAST BANCORP

(Exact name of registrant as specified in its charter)

California	000-32827	77-0567091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Marsh Street, San Luis Obispo, California		93401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (805) 541-0400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01 Entry into a Material Definitive Agreement

Setting 2005 Bonuses

On December 15, 2005, the Board of Directors of Coast Bancorp paid the 2005 bonuses to its executive officers. The following chart shows bonuses paid in 2005 based on 2005 performance for each executive officer of Coast National Bank:

Employee	Corporate Title	2005 Bonuses

Jack Wauchope	Chief Executive Officer	$25,000
Davina Palazzo	EVP/Small Business Lending Manager	$15,000
Leah Pauly	EVP/Chief Credit Officer	$20,000
Karan Pohl	SVP/Chief Financial Officer	$3,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2006	COAST BANCORP

/s/ Jack C. Wauchope
Jack C. Wauchope, President and Chief
Executive Officer (Principal Executive Officer)